UMB Financial Fourth Quarter 2018 January 29, 2019 Exhibit 99.2

Cautionary Notice about Forward-Looking Statements This presentation of UMB Financial Corporation (the “company,” “our,” “us,” or “we”) contains, and our other communications may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “outlook,” “forecast,” “target,” “trend,” “plan,” “goal,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, results, or aspirations. All forward-looking statements are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Our actual future objectives, strategies, plans, prospects, performance, condition, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events, circumstances, or aspirations to differ from those in forward-looking statements are described in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (SEC). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except to the extent required by applicable securities laws. You, however, should consult disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K, or other applicable document that is filed or furnished with the SEC.

4Q 2018 Highlights

Earnings Summary – 4Q 2018 $ in thousands, except share and per share data; unaudited Non-GAAP adjustments include acquisition and divestiture expense and income, severance expense and the cumulative tax impact of these adjustments. See the non-GAAP reconciliations and additional information on these items on slides 39 and 40.

Earnings Summary – Full Year 2018 $ in thousands, except share and per share data; unaudited Non-GAAP adjustments include fair value adjustments on contingent consideration, acquisition and divestiture expense and income, severance expense and the cumulative tax impact of these adjustments. See the non-GAAP reconciliations and additional information on these items on slides 39 and 40.

Select Balance Sheet Items $ in thousands, average balances; unaudited Three Months Ended For 2018, securities yields, earning asset yields, net interest spread and net interest margin were computed using net interest income adjusted to a fully taxable equivalent (“FTE") basis assuming a federal income tax rate of 21 percent; in prior periods, these metrics were computed using a federal income tax rate of 35 percent.

Key Performance Metrics See slides 39 and 40 for additional disclosures and reconciliations related to these non-GAAP financial measures. Beginning in Q1 2018, the Company revised the denominator of its Efficiency Ratio and Operating Efficiency Ratio calculations to use “Net Interest Income” in place of “Tax Equivalent Net Interest Income”. All prior periods presented here were updated using this revised formula. For 2018, net interest margin is computed using net interest income adjusted to a fully taxable equivalent (“FTE") basis assuming a federal income tax rate of 21 percent; while prior period net interest margins are computed using a federal income tax rate of 35 percent.

Balance Sheet

Consistent Loan Growth Average Total Loans 5 Year CAGR 13.3%

Loan Composition Diverse Loan Book (Average Loan Balances for the three months ended December 31 of the indicated year) Commercial Credit Card Commercial & Industrial HELOC Residential Real Estate Real Estate Construction Commercial Real Estate Consumer Credit Card Consumer Other Factoring Loans Asset-Based Loans Percentages less than 5% have been omitted. Includes leases. (1) (2)

Colorado Kansas City Kansas Greater MO St. Louis Arizona Texas Oklahoma Marquette Transportation Fin (Natl. Sales) Nebraska Marquette Business Credit (Natl. Sales) Geographic Diversity Loans by Region (Average Loan Balances for the three months ended December 31 of the indicated year) Percentages less than 5% have been omitted. (1)

Loan Activity Beginning in fourth quarter 2018, net charge-off amounts, previously impacting gross loan production, were moved to a separate line. This change was also made to prior periods shown.

Securities Held to Maturity $1.2 billion at December 31, 2018 Securities Available for Sale $6.5 billion at December 31, 2018 High Quality Investment Portfolio Governmental Other Higher Education Healthcare Utility Social Service Industrial Cultural Civic K-12 Education NFP - Other Average Balance: $6.2 billion Average Yield: 2.37% Duration: 44 months Average Balance: $1.2 billion Average Yield: 3.28% Duration: 74 months Total Portfolio Average Yield: 2.53% Duration: 49 months Agencies (0.0%) Corporates (0.0%) Municipals Mortgage-Backed Securities Treasuries For 2018, securities yields are computed using net interest income adjusted to a fully taxable equivalent (“FTE") basis assuming a federal income tax rate of 21 percent; in prior periods, these metrics are computed using a federal income tax rate of 35 percent.

Securities and Loan Statistics (1) Roll off includes cash flow from maturities, calls or amortizations of securities and is presented net of sales.  (2) Purchased amount is presented net of purchases made related to sales. Loan Portfolio Statistics at December 31, 2018 Variable Rate Loans: $7.8 billion or 64% of the loan book ~39% of variable loans are tied to Prime for the next quarter ~60% of variable loans are tied to LIBOR for the next quarter Loan Repricing/Maturity Schedule 59% in 1st quarter 2019 68% in the next 12 months AFS Portfolio Activity For 2018, securities yields were computed using net interest income adjusted to a fully taxable equivalent (“FTE") basis assuming a federal income tax rate of 21 percent; in prior periods, these metrics were computed using a federal income tax rate of 35 percent.

Diverse Sources of Deposits (Average Deposits for the three months ended December 31 of the indicated year) Deposit Composition Personal Banking - Consumer Commercial Institutional Banking Personal Banking - Private Wealth Institutional Banking - Asset Servicing Healthcare Personal Banking - Small Business Other Percentages less than 5% have been omitted. (1)

Strong Capital Position Capital Ratio Trends (%) 2015 - 2018 ratios calculated under Basel III requirements. Total Risk-Based Capital Tier 1 Risk-Based Capital Tier 1 Leverage Common Equity Tier 1

Asset Quality

Net Charge-Off History (1) Commercial Loans includes commercial and industrial, commercial credit card, asset-based and factoring loans. (2) Other includes all real-estate related loans (commercial, residential and HELOC) plus consumer loans and DDA charge-offs.

Credit Risk Profile

Loan Classification Trends % of total loans 0.0% 1.0% 2.0% 3.0%

Income Statement

Noninterest Income – 4Q 2018 Noninterest income decreased $5.9MM, or 5.8%, compared to 3Q’18, primarily driven by: Decreases of $5.7MM in company-owned life insurance income and $1.3MM in derivative income, both recorded in other income. These decreases were partially offset by $2.9MM gains on sales of assets and $0.9MM in loss recoveries; and, A $1.5MM decrease in trust and securities processing income, impacted by a one-time accounting adjustment related to alternative asset servicing. 4th Quarter ‘18 Drivers Beginning in Q1 2018, “Other” includes “Equity Earnings on Alternative Investments” which was previously separately disclosed.

Bankcard Fees Noninterest Income Composition – 4Q 2018 Service Charges on Deposit Accounts Trust & Securities Processing Insurance Fees & Commissions Other Brokerage Fees Trading & Investment Banking Trust & Securities Processing Composition: ($ in millions) Gains on Sales of Securities Source of Income: 4Q’18 3Q’18 4Q’17 Personal Banking – Private Wealth & Prairie Capital $ 16.2 $ 16.4 $ 16.8 Institutional Banking – Fund Services 19.1 21.2 22.6 Institutional Banking – Corp. Trust & other 6.6 5.8 4.8   $ 41.9 $ 43.4 $ 44.2

Noninterest Income – Full Year 2018 Beginning in Q1 2018, “Other” includes “Equity Earnings on Alternative Investments” which was previously separately disclosed.

Bankcard Fees Noninterest Income Composition – Full Year 2018 Service Charges on Deposit Accounts Trust & Securities Processing Insurance Fees & Commissions Other Brokerage Fees Trading & Investment Banking Trust & Securities Processing Composition: ($ in millions) Gains on Sales of Securities Source of Income: 2018 2017 Personal Banking – Private Wealth & Prairie Capital $ 64.9 $ 66.4 Institutional Banking – Fund Services 84.0 91.5 Institutional Banking – Corp. Trust & other 23.3 18.7   $ 172.2 $ 176.6

Noninterest Expense – 4Q 2018 Operating noninterest expense, which excludes the impact of acquisition and divestiture expense and severance expense, was $181.6 million for the fourth quarter of 2018, an increase of $1.4 million, or 0.8 percent, compared to the linked quarter, and a decrease of $0.7 million, or 0.4 percent, compared to the fourth quarter of 2017. See slides 39 and 40.for a reconciliation of this non-GAAP financial measure. 4th Quarter ‘18 Drivers Noninterest expense increased $3.9MM, or 2.2%, compared to 3Q’18, driven by: A $1.0MM increase in salaries and benefits, which included the severance expense shown in our reconciliation table. Additionally, salary expense was impacted by one additional day during the quarter. These increases were offset by a decrease in deferred compensation expense; A $1.8MM increase in other noninterest expense, due largely to a $900k contribution made to the UMBFC Charitable Foundation and an increase of $700k in derivative expense; and A $1.7MM increase in legal and consulting expense related to the ongoing investments in our business.

Noninterest Expense – Full Year 2018 Operating noninterest expense, which excludes the impact of fair value adjustments on contingent consideration, acquisition and divestiture expenses and severance expense, was $712.0 million for 2018, an increase of $8.0 million, or 1.1 percent, compared to 2017. See slides 39 and 40 for a reconciliation of this non-GAAP financial measure. Operating metrics for full year 2014 are not available on a continuing operations basis.

Segment Updates

Commercial Banking Commercial Banking Loans $ in billions Commercial Banking Deposits $ in billions Demand Deposits Interest-Bearing Deposits

Commercial Real Estate Portfolio CRE & Construction Lending (Average Loan Balances for the three months ended December 31 of the indicated year) Investment CRE Owner Occ. CRE Construction Farmland Multi-Family CRE Residential Construction (1) Percentages less than 5% have been omitted.

Institutional Banking Institutional Banking Deposits $ in billions Demand Deposits Interest-Bearing Deposits

Institutional Banking – Business Description Banking services for broker-dealers FDIC sweep solutions; liquidity alternative to overnight funds Fixed income services for banks, institutional & corporate clients Underwriting for healthcare, municipalities, educational institutions & corporate clients Fund accounting & administration Alternative Investments Workout defaulted bond deals on behalf of holders Investor Solutions Corporate Trust Investment Banking Public Finance Distressed Debt Asset Servicing Bond trustee and agency services to municipal and corporate issuers Escrow-related and custodial services

Personal Banking Personal Banking Deposits $ in billions Personal Banking Loans $ in billions Consumer & Small Business Private Banking

Home Equity Lines of Credit $ in billions Assets Under Management $ in billions Personal Banking

Healthcare Services Healthcare Deposits & Assets End-of-period balances; $ in billions 2014 2015 2016 2017 2018 HSA deposits as % of total UMB deposits 6.2% 7.8% 9.7% 11.4% 12.5% HSA Deposits HSA Investment Assets

Multi-Channel Healthcare Strategy UMB offers a modular and configurable platform of applications and services that deliver the underlying core banking functionality to our healthcare partners Broker/Employer TPAs Health Plans Technology Firms Payment Aggregators Healthcare Partners HCS Applications SSO Web Services Contributions Enrollment BIN Sponsor HCS Saver Partner Portal Core Banking Systems

Healthcare Services – Growth & Potential Industry information source: Devenir Research 2018 Midyear HSA Market Statistics & Trends report dated August 22, 2018. Rankings as of June 30, 2018. Deposit and asset growth rates on an annual basis as of June 30, 2018. HCS represents a unique asset as one of the top 5 leaders in a high growth, niche market. Growth Rates – Deposits and Assets

Card Purchase Volumes Purchase Volume & Interchange Revenue Commercial Credit Consumer Credit Consumer Debit Healthcare Debit Institutional Banking – IBIS Debit Interchange ($ in millions) Percentages less than 5% have been omitted. (1)

In this presentation, we provide information about net operating income from continuing operations, operating earnings per share from continuing operations-diluted (operating EPS-diluted), operating return on average equity (operating ROE), operating return on average assets (operating ROA), operating noninterest expense and operating efficiency ratio, all of which are non-GAAP financial measures. This information supplements the results that are reported according to generally accepted accounting principles in the United States (GAAP) and should not be viewed in isolation from, or as a substitute for, GAAP results. The differences between the non-GAAP financial measures and the nearest comparable GAAP financial measures are reconciled in the table above and on the next slide. The Company believes that these non-GAAP financial measures and the reconciliations may be useful to investors because they adjust for fair value adjustments, acquisition- and severance-related items and divestiture costs that management does not believe reflect the Company’s fundamental operating performance. Net operating income for the relevant period is defined as GAAP net income, adjusted to reflect the impact of excluding expenses and income related to fair value adjustments, acquisitions and divestitures, severance expense, and the cumulative tax impact of these adjustments. Net Operating Income Non-GAAP Reconciliation (continued on next page)

(i) Calculated using the Company's marginal tax rate of 22.2% for periods beginning after December 31, 2017, as a result of the Tax Cuts and Jobs Act. All prior periods were calculated using the Company’s previous marginal tax rate of 36.0%. Operating Noninterest Expense & Efficiency Ratio Non-GAAP Reconciliation Operating EPS-diluted is calculated as diluted earnings per share as reported, adjusted to reflect, on a per share basis, the impact of excluding the non-GAAP adjustments described above for the relevant period. Operating ROE is calculated as net operating income from continuing operations, divided by the Company’s average total shareholders’ equity for the relevant period. Operating ROA is calculated as net operating income from continuing operations, divided by the Company’s average assets for the relevant period. Operating noninterest expense for the relevant period is defined as GAAP noninterest expense, adjusted to reflect the pre-tax impact of non-GAAP adjustments described above. Operating efficiency ratio is calculated as the Company’s operating noninterest expense, net of amortization of other intangibles, divided by the Company’s total non-GAAP revenue (which is calculated as net interest income plus noninterest income, less gains on sales of securities available for sale, net).